                                 ANNUAL REPORT

                                October 31, 1999


                             The Tocqueville Trust
                                  Mutual Funds

                              The Tocqueville Fund

                      The Tocqueville Small Cap Value Fund

                    The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

                                    [LOGO]
                                 Tocqueville

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it care-fully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

The Tocqueville Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  Fiscal year 1999 was a study in contrasts for investors. From November 1, 1998 through March 31, 1999, the large cap growth stocks which had dominated the market throughout the previous year continued their wild ride, leaving all other categories in the dust. Then, suddenly, on the first of April, these stocks came under selling pressure, and value stocks, particularly the cyclicals, surged. Some technology stocks like Amazon.com and AOL fell by almost 50%, while persistent laggards like Phelps Dodge and Inco rose by a like amount. It turned out, however, that this reversal of fortunes was short lived. After a scant month or so of outperformance, value stocks retreated and growth stocks, particularly large cap technology stocks, stormed ahead. Of course, anything related to the Internet commanded incredible valuations. By the end of our fiscal year, the pattern that was established in 1998 had completely reasserted itself. The great majority of stocks languished, while an ever increasingly narrow group of large cap technology and Internet stocks led the market to new heights.

  To get an understanding of the scope of this pattern, consider this: Just seven stocks contributed 50% of the total performance of the S&P 500 during calendar 1999, while 60% of the stocks traded on the New York Stock Exchange registered either a loss or no gain over the same period. Even on the high-flying NASDAQ, which recorded a blistering 85.6% return over the same period, some 53% of the stocks traded shows either a loss or no gain.

  Against this backdrop of a very narrow market, our results as value investors were solid, if not spectacular, generating a total return of 12.60%. Over the same period, the S&P, dominated by the favored few, realized a 25.67% return.

  One might ask, why not throw in the towel and buy some of the high flyers? The answer is that we are investors, not speculators. Speculation can be a highly lucrative endeavor, but it generally rewards the few at the expense of the many. Even among those who win, a substantial number give their speculative gains back (and then some) in the fullness of time. We prefer to invest in the Levi-Strauss type of companies that sold pickaxes and overalls to the miners in the previous gold rushes. Our best performing stock over the past year, Adobe Systems, is a good example.

  Adobe's Acrobat product is used by virtually every web user who wishes to download information from the Internet. Yet, when we purchased Adobe, the stock was selling at a modest multiple of earnings, getting no credit for its electronic equivalent of a pickaxe. Adobe was up 225% last year.

  Great speculation booms of the past have all come to an inglorious end. This one will too, notwithstanding the great promise of the Internet. Our job as fiduciaries is to position our portfolio with lower risk, undervalued stocks that can generate positive returns in difficult as well as ebullient environments. We are dedicated to that task.

  In the coming year, we expect rising interest rates, along with stronger economies around the world to result in compressed price/earnings in general, particularly for technology stocks, but higher valuations for cyclical stocks that can show strong earnings gains. In short, if not in the same dramatic style, we think fiscal 2000 will resemble April 1999. The Fund is well positioned to benefit from these trends if they emerge with a large position in commodity producers and other cyclical beneficiaries.

  As fellow shareholders with a substantial portion of our own net worth invested in the Fund, we thank you for your support and pledge ourselves to preserving and enhancing your (and our) capital in the years ahead.

Robert W Kleinschmidt
Francois Sicart
Portfolio Managers

                             The Tocqueville Fund
                                  [LINE GRAPH]

                    Tocqueville
                       Fund         Tocqueville
                 (Net Asset Value)  Fund (Load)     S&P 500
                 -----------------  -----------     -------
10/31/89               10000           9600          10000
10/31/90                9664           9277           9252
10/31/91               11375          10920          12351
10/31/92               13073          12550          13582
10/31/93               16170          15523          15611
10/31/94               17415          16718          16215
10/31/95               20203          19395          20502
10/31/96               24785          23793          25443
10/31/97               33326          31993          33613
10/31/98               31796          30524          41004
10/31/99               35802          34371          51530


This chart assumes an initial investment of $10,000 made on 10/31/89. Perfor-mance reflects fee waivers in effect. In the absence of fee waivers, total re-turn would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future perfor-mance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 1999
-------------------------------------------------------------------------------

                                                          10
                                   1 Year 3 Year 5 Year  Year
--------------------------------------------------------------
Tocqueville Fund--Net Asset Value  12.60% 13.04  15.51% 13.60%
Tocqueville Fund--Load             8.09%  11.52% 14.57% 13.14%
Standard & Poor's 500 Stock Index  25.67% 26.52% 26.02% 17.82%

-------------------------------------------------------------------------------

The Tocqueville Small Cap Value Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  I am pleased to report that the Tocqueville Small Cap Value Fund has contin-ued its excellent performance. For the fiscal year ended October 31, 1999 your portfolio of value stocks posted a 25.0% increase in Net Asset Value to $15.74 per share. These results are well above the 14.9% return of the Russell 2000 Index, which is the most widely accepted benchmark for small cap stocks. The Fund's 15.7% annualized return since inception has remained consistently above the 12.9% return of that index. While our investment strategy is not necessar-ily to outperform any index, I will nevertheless try my best to maintain that performance in the future.

Dividend Declared

  Shareholders of the Fund on the record date of December 9, 1999 received a long-term capital gain distribution of $2.40 per share. The reason behind this large distribution is that 8 of the 32 positions we held at the beginning of the year were acquired.

Cautious Optimism Maintained

  Overall, I remain cautiously optimistic and fully invested. I would summarize my investment positioning strategy for the year 2000 as follows: First of all, I completely eliminated the Fund's exposure to the CATV industry because I feared that stock valuations had moved well ahead of fundamentals. I also elim-inated technology stocks where I felt that prices had moved far ahead of busi-ness prospects. Proceeds from these sales have been reinvested in providers of futuristic services and in producers of telephone hardware for the delivery of data services to the home office or to the place of business. Second, I sub-stantially increased the Fund's exposure to so-called post-Y2K "sunrise indus-tries" that provide computer software solutions to small and medium size busi-nesses. I also invested in personnel placement companies at real bargain pric-es. Lastly, I increased my investments in depressed sectors where replacement values for well positioned and highly proprietary businesses seemed rather com-pelling: oil exploration and well completion services, specialty chemicals, wholesale drug distribution, and a variety of other out-of-favor business serv-ices.

  To be more specific, 62% of assets are invested in broadly defined services:
22% in post-Y2K software solution providers, 20% in very proprietary value-added business services, 12% in technology intensive personnel placement serv-ices, and 8% in drug wholesale/delivery services. Telephone hardware and computer/telephone integration producers account for another 15% of assets. Re-maining assets are invested in industries which have already undergone profound economic downturns, or where I believe current stock market valuations are well below intrinsic replacement values or potential earning power valuations. These sectors include small producers of proprietary specialty chemicals (11%) small manufacturers of consumer non-durable goods (2%) and light industrial manufac-turing (4%). Following is an alphabetical listing of our ten largest positions. These represent 48% of assets.

Ten Largest Positions

Technology Solutions Inc. (7.4%)      Computer network re-engineering services
Olsten Corp. (6%)                     Personnel placement services
Sensormatic Electronics (5.2%)        Article surveillance / security services
Anixter Int'l (4.8%)                  Telephone hardware distributor
Systems & Computer Technology (4.7%)  Universities & public utilities software
National Computer Systems (4.5%)      Public education software services
Analysts Int'l (4.5%)                 Personnel placement services
United Stationers (3.9%)              Stationary & hardware distributor
Battle Mountain Gold (3.7%)           Precious metal producer
PSC Inc. (3.7%)                       Bar codes systems & hardware producer

  In closing, let me express my gratitude for your selection of the Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Jean-Pierre Conreur Portfolio Manager

                         The Tocqueville Small Cap Value Fund

                                      [LINE GRAPH]

                     Small Cap          Small Cap
                    Value Fund         Value Fund
                 (Net Asset Value)       (Load)        Russell 2000
                 -----------------     ----------      ------------
8/1/94                 10000              9600            10000
10/31/94               10220              9811            10479
10/31/95               12184             11697            12400
10/31/96               14586             14002            14458
10/31/97               19840             19046            18699
10/31/98               17187             16500            16485
10/31/99               21487             20627            18936


This chart assumes an initial investment of $10,000 made on 8/1/94 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

     AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 1999
-------------------------------------------------------------------------------

                                                             Since Inception
                                        1 Year 3 Year 5 Year     8/01/94
----------------------------------------------------------------------------
Tocqueville Small Cap Value Fund--Net
 Asset Value                            25.02% 13.78% 16.02%     15.67%
Tocqueville Small Cap Value Fund--Load  20.06% 12.24% 15.07%     14.77%
Russell 2000 Index                      14.87%  9.41% 12.56%     12.93%
----------------------------------------------------------------------------

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  Over the twelve months ended October 31, 1999, the net asset value of our fund increased by 40.2%. While this was substantially more than the apprecia-tion of the Morgan Stanley EAFE Index (23.0%), we consider this to be only a just reward for your patience in the previous fiscal year, when the fund suf-fered the full impact of the Asian crisis.

  After a recent trip to Asia, we remain very confident about the region's re-covery, and enthusiastic about its potential. This is where the world's most compelling long-term values remain, even after the doubling (or more) of its principal bourses. Yet, we are concerned by the sudden reversal of investment-media sentiment toward Asia at a time when most companies we recently visited see only a slow re-acceleration of earnings until some time in the second half of next year.

  As a result, we have not re-invested all the proceeds of the profit-taking we have realized in Asia.

  This increase in cash reserves also reflects the European situation, where economic recoveries seem to be gathering momentum, but most of the action is in index stocks and merger candidates--"momentum" plays that seem to be more sen-sitive to the level of interest rates than to the corporate profit cycle. We, on the other hand (as value investors), are arduously seeking the share of com-panies that would have the most earnings leverage on a recovery of Europe's do-mestic demand. When consumption rises after deep corporate restructuring and overhead-cost reductions, as happened to American companies in the late 1980s and early 1990s, the margin impact can be spectacular.

  Finally, we are getting our feet wet in Latin America, were we have purchased a few shares. Before we establish a large exposure in that region, however, we would like to get a better feel for the individual companies reaction to an eventual slowdown of the US economy.

  In younger economies, it is still possible to find companies with potential growth trends in the 15%-20% range, in industries that are considered mature and stodgy in older economies. Since the largest investors come from these older countries, and hold these countries' cultural prejudices, emerging mar-kets are where growth stocks can still be bought at value prices.

  Altogether, therefore, we feel relatively confident about the year ahead, as true value remains easier to find in foreign markets, and with less competi-tion, than in the United States.

Respectfully,
Francois Sicart
Portfolio Manager

                      The Tocqueville International Value Fund

                                    [LINE GRAPH]

                  International
                   Value Fund          International
                (Net Asset Value)     Value Fund (Load)     EAFE Index
8/1/94                 10000                 9600             10000
10/31/94               10020                 9619             10244
10/31/95               10830                10396             10206
10/31/96               12570                12067             11275
10/31/97               10770                10339             11797
10/31/98                8679                 8332             12935
10/31/99               12169                11682             15914


This chart assumes an initial investment of $10,000 made on 8/1/94 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

     AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 1999
-------------------------------------------------------------------------------

                                                               Since Inception
                                        1 Year  3 Year  5 Year     8/1/94
------------------------------------------------------------------------------
Tocqueville International Value Fund--
 Net Asset Value                        40.20%  (1.08%)  3.96%      3.81%
Tocqueville International Value Fund--
 Load                                   34.56%  (2.40%)  3.11%      3.00%
Morgan Stanley EAFE Index               23.03%  12.17%   9.21%      9.25%
------------------------------------------------------------------------------

The Tocqueville Gold Fund

-------------------------------------------------------------------------------

Dear Fellow Shareholder:

  Fiscal 1999 was a successful year for the Tocqueville Gold Fund, which pro-duced a return of 20.6% compared to a negative 7.8% for the benchmark Phila-delphia Stock Exchange Gold/Silver Index, an outperformance of 28.4%. Current data on the fund is found on our website, www.tocquevillefunds.com.

  When we started the fund June 29, 1998, we were the first new gold fund startup in four years, partly on the rationale that gold and precious metals were so out of favor that it was difficult to imagine further downside. This reasoning was in keeping with Tocqueville's contrarian investment style. Since then, the precious metal fund sector has continued to consolidate due to pre-vailing pessimism over gold's prospects among the majority of professional in-vestment managers. In my view, our fund stands a good chance of emerging as one of few preeminent choices available when investment money flows return to this sector, as I anticipate will happen over the next few years.

  While pessimism still reigns, the fundamentals of the gold market have turned bullish, a fact that has escaped most observers. The Washington Agree-ment on Gold, signed September 26th, 1999, was the critical watershed. The agreement, signed by the 15 European Central Union members, fixed the level of outright sales for the next five years at a level well within the market's ca-pability to absorb. More important, the banks will not increase gold loans be-yond the current level. Gold loans have been more damaging to the gold price than outright sales themselves. Finally, the US, Japan, the IMF, and the BIS have stated that they will abide by the spirit of the agreement. Therefore, 85% of world official sector gold holdings are now off the market.

  Central bank sales and lending have been by far the biggest factor responsi-ble for the bear market in gold. Without this pressure, gold prices are poised to rise sharply over the next few years. If so, returns from investing in this sector should prove most rewarding.

  Because gold company managements bought into the bearish case for gold (i.e., never ending sales by central banks) they engaged in forward sales and other hedging transactions facilitated by bullion dealers. The sharp spike in gold following the Washington Agreement blew up the hedge books of two high profile producers, Ashanti and Cambior and threatened the solvency of the two companies. Following these developments, gold mining executives have been far more reluctant to engage in the kind of hedging activities which depress the gold price.

  Central bank lending to bullion dealers was the mechanism to facilitate mine company hedging. In their eagerness to promote this business, bullion dealers provided lax financial terms to the mining companies. As a result, they have assumed the bulk of the financial risk in the underlying short position. This short interest, translated into a dollar amount at current prices, approxi-mates $60 to $80 billion. These institutions, which include Goldman Sachs, JP Morgan, Chase Manhattan, and Credit Suisse, face severe financial peril if the gold price rises sharply. A rising gold price will force them to buy back the gold they are short. Because the gold market is thin, these and other bullion banking institutions are trapped. In the near term, they may be able to con-tinue to manipulate the market to disguise their predicament. In the process, they continue to disseminate self-serving and misleading information. As time passes, however, increasing numbers of market participants will realize the facts and these short positions will come under speculative attack. I expect to see this happen next year. A short covering panic could drive the gold price hundreds of dollars higher. It is likely to be resolved only by some form of government rescue, after which the gold price should maintain an equi-librium price far higher than the current depressed level.

  As gold returns to favor as an investment class, current depressed valua-tions of the gold mining shares should improve along with earnings. In sum, I expect the next two to three years to be eventful and fruitful for precious metals investors.

  With all best wishes for the coming year,

John Hathaway
Portfolio Manager

                             The Tocqueville Gold Fund

                                    [LINE GRAPH]

                                                   Philadelphia
                    Gold Fund       Gold Fund      Stock Exchange
                (Net Asset Value)     (Load)     Gold and Silver Index
                -----------------   ---------    ---------------------
6/29/98                10000           9600             10000
10/31/98               10760          10330             10217
10/31/99               12971          12452              9425


This chart assumes an initial investment of $10,000 made on 6/29/98 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 1999
-------------------------------------------------------------------------------

                                                           Since Inception
                                                   1 Year      6/29/98
--------------------------------------------------------------------------
Tocqueville Gold Fund--Net Asset Value             20.55%      21.43%
Tocqueville Gold Fund--Load                        15.71%      17.76%
Philadelphia Stock Exchange Gold and Silver Index  (7.75%)     (2.27%)
--------------------------------------------------------------------------

                              The Tocqueville Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                            Year Ended
                                            October 31,
                              -----------------------------------------------
Per share operating
performance
(For a share outstanding       1999      1998      1997      1996      1995
throughout the year)          -------   -------   -------   -------   -------
Net asset value, beginning
 of year                      $ 17.00   $ 20.21   $ 15.85   $ 14.07   $ 13.74
                              -------   -------   -------   -------   -------
Income from investment oper-
 ations:
Net investment income            0.01      0.06      0.06      0.07      0.15
Net realized and unrealized
 gain (loss)                     1.94     (0.93)     5.15      2.92      1.70
                              -------   -------   -------   -------   -------
Total from investment opera-
 tions                           1.95     (0.87)     5.21      2.99      1.85
                              -------   -------   -------   -------   -------
Less distributions
Dividends from net invest-
 ment income                    (0.07)    (0.06)    (0.06)    (0.15)    (0.11)
Distributions from net real-
 ized gains                     (1.34)    (2.28)    (0.79)    (1.06)    (1.41)
                              -------   -------   -------   -------   -------
Total distributions             (1.41)    (2.34)    (0.85)    (1.21)    (1.52)
                              -------   -------   -------   -------   -------
Change in net asset value
 for the year                    0.54     (3.21)     4.36      1.78      0.33
                              -------   -------   -------   -------   -------
Net asset value, end of year  $ 17.54   $ 17.00   $ 20.21   $ 15.85   $ 14.07
                              -------   -------   -------   -------   -------
Total Return (b)                 12.6 %    (4.6)%    34.5 %    22.7 %    16.0 %
Ratios/supplemental data
Net assets, end of year
 (000)                        $57,801   $61,566   $64,998   $42,414   $33,438
Ratio to average net assets:
 Expenses (a)                    1.36 %    1.39 %    1.40 %    1.49 %    1.54 %
 Net investment income (a)       0.04 %    0.35 %    0.34 %    0.44 %    1.07 %
Portfolio turnover rate            26 %      35 %      48 %      48 %      47 %

--------
(a) Net of fees waived amounting to 0.25%, 0.16% and 0.02% of average net as-sets for the years ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
(b) Does not include maximum sales charge of 4%.

                      The Tocqueville Small Cap Value Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                             Year Ended
                                             October 31,
                               -----------------------------------------------
Per share operating
performance
(For a share outstanding         1999      1998      1997      1996      1995
throughout the year)             ----      ----      ----      ----      ----
Net asset value, beginning of
 year                          $  12.59   $ 16.30   $ 13.37   $ 11.91   $10.22
                               --------   -------   -------   -------   ------
Income from investment
 operations:
Net investment income (loss)      (0.13)    (0.15)    (0.05)    (0.10)   (0.05)
Net realized and unrealized
 gain (loss)                       3.28     (1.83)     4.44      2.33     1.96
                               --------   -------   -------   -------   ------
Total from investment
 operations                        3.15     (1.98)     4.39      2.23     1.91
                               --------   -------   -------   -------   ------
Less distributions
Dividends from net investment
 income                             --        --        --        --     (0.03)
Distributions from net
 realized gains                     --      (1.73)    (1.46)    (0.77)   (0.19)
                               --------   -------   -------   -------   ------
Total distributions                 --      (1.73)    (1.46)    (0.77)   (0.22)
                               --------   -------   -------   -------   ------
Change in net asset value for
 the year                          3.15     (3.71)     2.93      1.46     1.69
                               --------   -------   -------   -------   ------
Net asset value, end of year   $  15.74   $ 12.59   $ 16.30   $ 13.37   $11.91
                               --------   -------   -------   -------   ------
Total Return (b)                   25.0 %  (13.4)%     36.0 %    19.7 %   19.2 %
Ratios/supplemental data
Net assets, end of year (000)  $ 26,188   $21,610   $20,587   $11,545   $9,383
Ratio to average net assets:
 Expenses (a)                      1.52 %    1.67 %    1.75 %    2.36 %   2.50 %
 Net investment income (loss)
  (a)                             (0.87)%   (1.12)%   (0.81)%   (1.18)%  (0.53)%
Portfolio turnover rate              72 %      62 %      95 %     107 %     88 %

--------
(a) Net of fees waived amounting to 0.35%, 0.33% and 0.33% of average net as-sets for the years ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
(b) Does not include maximum sales charge of 4%.

                    The Tocqueville International Value Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                         Year Ended
                                         October 31,
                           ----------------------------------------------
Per share operating
performance
(For a share outstanding     1999      1998      1997      1996     1995
throughout the year)         ----      ----      ----      ----     ----
Net asset value,
 beginning of year          $  8.11   $ 10.19   $ 12.57   $ 10.83  $10.02
                           --------   -------   -------   -------  ------
Income from investment
 operations:
Net investment income
 (loss)                        0.05      0.10     (0.03)     0.16   (0.01)
Net realized and
 unrealized gain (loss)        3.21     (2.07)    (1.67)     1.58    0.82
                           --------   -------   -------   -------  ------
Total from investment
 operations                    3.26     (1.97)    (1.70)     1.74    0.81
                           --------   -------   -------   -------  ------
Less distributions
Dividends from net
 investment income              --      (0.11)    (0.06)      --      --
Distributions from net
 realized gains                 --        --      (0.62)      --      --
                           --------   -------   -------   -------  ------
Total distributions             --      (0.11)    (0.68)      --      --
                           --------   -------   -------   -------  ------
Change in net asset value
 for the year                  3.26     (2.08)    (2.38)     1.74    0.81
                           --------   -------   -------   -------  ------
Net asset value, end of
 year                       $ 11.37   $  8.11   $ 10.19   $ 12.57  $10.83
                           --------   -------   -------   -------  ------
Total Return (b)               40.2%    (19.4)%   (14.3)%    16.1%    8.1 %
Ratios/supplemental data
Net assets, end of year
 (000)                      $97,676   $68,415   $60,963   $23,932  $6,270
Ratio to average net
 assets:
Expenses (a)                   1.67%     2.00%     1.99%     1.98%   4.43 %
Net investment income
 (loss) (a)                    0.52%     0.64%     0.16%     1.45%  (0.53)%
Portfolio turnover rate          78%       77%       70%      135%    109 %

--------
(a) Net of fees waived amounting to 0.11%, 0.55% and 1.28% of average net as-sets for the years ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
(b) Does not include maximum sales charge of 4%.

                           The Tocqueville Gold Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                                             Period from
Per share operating performance              Year Ended    June 29, 1998 to
(For a share outstanding throughout the   October 31, 1999 October 31, 1998
period)                                   ---------------- ----------------
Net asset value, beginning of period          $ 10.76           $10.00
                                              -------           ------
Income from investment operations:
Net investment income (loss)                    (0.03)            0.00
Net realized and unrealized gain                 2.24             0.76
                                              -------           ------
Total from investment operations                 2.21             0.76
                                              -------           ------
Less distributions
Dividends from net investment income              --               --
Distributions from net realized gains             --               --
                                              -------           ------
Total distributions                               --               --
                                              -------           ------
Change in net asset value for the period         2.21             0.76
                                              -------           ------
Net asset value, end of period                $ 12.97           $10.76
                                              -------           ------
Total Return (b)                                 20.6%             7.6%(d)
Ratios/supplemental data
Net assets, end of period (000)               $19,194           $8,229
Ratio to average net assets:
 Expenses (a)                                    1.98%            1.98%(c)
 Net investment income (loss) (a)               (0.33)%           0.06%(c)
Portfolio turnover rate                            44%               1%

--------
(a) Net of fees waived amounting to 0.36% and 2.25% of average net assets for the periods ended October 31, 1999 and October 31, 1998 respectively.
(b) Does not include maximum sales charge of 4%.
(c) Annualized.
(d) Not annualized.

                              The Tocqueville Fund

                       Investments as of October 31, 1999


--------------------------------------------------------------------------------

                                                         Market
Common Stocks--94.7%                           Shares     Value
------------------------------------------------------------------
Business Services--5.4%
H&R Block, Inc.                                 25,000 $ 1,064,062
HSB Group, Inc.                                 30,000   1,147,500
Waste Management, Inc.                          50,000     919,294
------------------------------------------------------------------
                                                         3,130,856
------------------------------------------------------------------
Consumer Non-Durables--4.4%
Burlington Industries, Inc.*                   150,000     553,125
Kmart Corporation*                             200,000   2,012,500
------------------------------------------------------------------
                                                         2,565,625
------------------------------------------------------------------
Energy--12.4%
Andarko Petroleum Corporation                   40,000   1,232,500
Baker Hughes, Inc.                              50,000   1,396,875
Murphy Oil Corporation                          40,000   2,242,500
Texaco, Inc.                                    20,000   1,227,500
Varco International, Inc.                      100,000   1,056,250
------------------------------------------------------------------
                                                         7,155,625
------------------------------------------------------------------
Finance--13.3%
BankAmerica Corporation                         30,000   1,931,250
The Bank of Tokyo-Mitsubishi, Limited--ADR     100,000   1,650,000
Citigroup, Inc.                                 45,000   2,435,625
Financial Security Assurance Holdings Limited   30,000   1,691,250
------------------------------------------------------------------
                                                         7,708,125
------------------------------------------------------------------
Lumber and Wood Products--4.9%
Longview Fibre Company                         100,000   1,137,500
Westavaco                                       57,000   1,692,188
------------------------------------------------------------------
                                                         2,829,688
------------------------------------------------------------------
Manufacturing--3.6%
Litton Industries, Inc.*                        15,000     704,062
Olin Corporation                               100,000   1,381,250
------------------------------------------------------------------
                                                         2,085,312
------------------------------------------------------------------
Medical Services--3.9%
Genzyme Corporation*                            25,000     956,250
McKesson HBOC, Inc.                             40,000     804,350
Owens & Minor, Inc.                             50,000     468,750
------------------------------------------------------------------
                                                         2,229,350
------------------------------------------------------------------
Metals & Minerals--12.1%
ALCOA, Inc.                                     40,000   2,430,000
Homestake Mining Company                       200,000   1,675,000
Inco, Limited                                   75,000   1,518,750
Phelps Dodge Corporation                        15,000     845,625
Stillwater Mining Company*                      25,000     503,125
------------------------------------------------------------------
                                                         6,972,500
------------------------------------------------------------------

* Non-income producing security.

                     See Notes to the Financial Statements.

Common Stocks                                                     Market
 (continued)                                           Shares      Value
---------------------------------------------------------------------------
Publishing--2.2%
Readers Digest Association, Inc.                         40,000 $ 1,290,000
---------------------------------------------------------------------------
                                                                  1,290,000
---------------------------------------------------------------------------
Real Estate--2.0%
Cattellus Development Corporation*                      100,000   1,175,000
---------------------------------------------------------------------------
                                                                  1,175,000
---------------------------------------------------------------------------
Technology--18.6%
Adobe Systems, Inc.                                      60,000   4,196,250
Autodesk, Inc.                                           30,000     560,325
The Boeing Company                                       30,000   1,381,875
Electronic Data Systems Corporation                      30,000   1,755,000
International Business Machines
 Corporation                                             20,000   1,967,500
3 Com Corporation*                                       30,000     870,000
---------------------------------------------------------------------------
                                                                 10,730,950
---------------------------------------------------------------------------
Transportation & Public Utilities--11.9%
AT&T Corporation                                         40,000   1,870,000
Alexander & Baldwin, Inc.                                30,000     720,000
Sprint Corporation                                       50,000   3,715,625
Union Pacific Corporation                                10,000     557,500
---------------------------------------------------------------------------
                                                                  6,863,125
---------------------------------------------------------------------------
Total Common Stocks (Cost $37,765,046)                           54,736,156
---------------------------------------------------------------------------
                                                     Principal
Short-Term Investments--4.6%                           Amount
                                                     ----------
Repurchase Agreement with Firstar Bank 3.30%, dated
 10/29/99, due 11/01/99, collateralized by U.S.
 Treasury Notes
 valued at $2,724,843. Repurchase
 proceeds of $2,672,735.
 (Cost $2,672,000)                                   $2,672,000   2,672,000
---------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $2,672,000)                                                2,672,000
---------------------------------------------------------------------------
Total Investments
 (Cost $40,437,046)--99.3%                                       57,408,156
---------------------------------------------------------------------------
Other assets less liabilities--0.7%                                 392,592
Total Net Assets--100.0%                                        $57,800,748
                                                                -----------

                      The Tocqueville Small Cap Value Fund

                       Investments as of October 31, 1999

--------------------------------------------------------------------------------

                                                          Market
Common Stocks--99.8%                            Shares    Value
------------------------------------------------------------------
Business Support Services--19.9%
------------------------------------------------------------------
Detection Systems, Inc.*                         10,000 $  102,500
PSC, Incorporated*                              130,000    958,750
Sensormatic Electronics Corporation*             90,000  1,361,250
Ultrak, Incorporated*                           100,000    556,250
United Stationers, Incorporated                  40,000  1,020,000
Wallace Computer Services,Inc.                   30,000    663,750
Wave Technologies International, Incorporated*  180,000    540,000
------------------------------------------------------------------
                                                         5,202,500
------------------------------------------------------------------
Computer Software & Services--21.7%
National Computer Systems, Incorporated          31,000  1,172,187
SAGA Systems, Inc.*                              50,000    725,000
Systems & Computer Technology Corporation*      115,000  1,236,250
Technology Solutions Corporation*                95,000  1,947,500
Unisys Corporation*                              25,000    606,250
------------------------------------------------------------------
                                                         5,687,187
------------------------------------------------------------------
Consumer Non Durables--2.2%
Seattle Filmworks, Incorporated*                200,000    575,000
------------------------------------------------------------------
                                                           575,000
------------------------------------------------------------------
Health Care--7.5%
Henry Schein, Inc.*                              40,000    515,070
Owens & Minor, Incorporated Holding Company     100,000    937,500
Perrigo Company*                                 67,500    510,469
------------------------------------------------------------------
                                                         1,963,039
------------------------------------------------------------------
Manufacturing & Related--2.1%
Fedders Corporation                              90,000    556,875
------------------------------------------------------------------
                                                           556,875
------------------------------------------------------------------
Personnel Placement Services--13.9%
Analysts International Corporation              100,000  1,168,750
Input/Output, Inc.*                              75,000    399,375
Olsten Corporation                              155,000  1,559,687
Romac International, Incorporated*               75,000    506,250
------------------------------------------------------------------
                                                         3,634,062
------------------------------------------------------------------

* Non-income producing security.

                     See Notes to the Financial Statements.

Common Stocks                                   Market
 (continued)                          Shares     Value
---------------------------------------------------------
Precious Metals--6.1%
Battle Mountain Gold Company          360,000 $   967,500
Echo Bay Mines Limited*               200,000     362,500
Kinross Gold Corporation*             100,000     256,250
---------------------------------------------------------
                                                1,586,250
---------------------------------------------------------
Specialty Chemicals--11.0%
Asahi/America, Incorporated*           40,000     362,500
A.Schulman, Incorporated               60,000     933,750
Chemfab Corporation*                   30,000     472,500
M.A. Hanna Company                     35,000     374,063
Osmonics, Incorporated*                75,000     750,000
---------------------------------------------------------
                                                2,892,813
---------------------------------------------------------
Telephone Infrastructure--15.4%
Anixter International, Incorporated*   60,000   1,252,500
InterVoice-Brite, Inc.*                75,000     928,125
Norstan, Incorporated*                 32,000     280,000
Periphonics Corporation*               20,000     757,500
Teltrend, Incorporated*                45,000     815,625
---------------------------------------------------------
                                                4,033,750
---------------------------------------------------------
Total Common Stocks
 (Cost $23,765,101)                            26,131,476
---------------------------------------------------------
Total Investments
 (Cost $23,765,101)--99.8%                     26,131,476
Other Assets and Liabilities--0.2%                 56,874
---------------------------------------------------------
Total Net Assets--100%                        $26,188,350
                                              -----------

                    The Tocqueville International Value Fund

                       Investments as of October 31, 1999


--------------------------------------------------------------------------------

                                                                    Market
     Common Stocks and Warrants--68.9%                   Shares     Value
 ---------------------------------------------------------------------------
     Australia--0.8%
     Normandy Mining Limited                            1,018,518 $  772,441
 ---------------------------------------------------------------------------
                                                                     772,441
 ---------------------------------------------------------------------------
     Belgium--0.8%
     Dexia Belgium                                          5,170    757,049
 ---------------------------------------------------------------------------
                                                                     757,049
 ---------------------------------------------------------------------------
     Brazil--1.2%
     Uniao de Banco Brasileiros SA-GDR                     50,000  1,156,250
 ---------------------------------------------------------------------------
                                                                   1,156,250
 ---------------------------------------------------------------------------
     Canada--0.5%
     Inco, Limited                                         23,500    475,875
 ---------------------------------------------------------------------------
                                                                     475,875
 ---------------------------------------------------------------------------
     France--5.8%
     Andre Trigano SA                                         500      9,881
     Banque Nationale de Paris Intercontinentale            2,500    514,822
     Banque Transatlantique                                 5,000    289,078
     Chaine et Trame SA                                    12,299     76,279
     Compagnie Internationale Andre Trigano SA--Rts*          500        972
     Eiffage                                                8,250    584,082
     Faiveley SA                                           17,050    249,127
     Generali France Assurances                             2,200  1,098,497
     Hyparlo SA                                             7,500    930,306
     Ingenico SA                                            8,461    209,012
     Manitou B.F. SA                                       26,000  1,270,892
     MORS SA*                                             850,000    455,692
 ---------------------------------------------------------------------------
                                                                   5,688,640
 ---------------------------------------------------------------------------
     Germany--2.3%
     Bayerische Hypo-Vereinsbank*                          12,000    787,133
     ProSieben Media AG                                     8,000    327,972
     Sogecable SA*                                         40,500  1,113,718
 ---------------------------------------------------------------------------
                                                                   2,228,823
 ---------------------------------------------------------------------------
     Hong Kong--6.2%
     Elec & Eltek International Holdings
      Limited                                          20,000,000  3,603,835
     Guangdong Kelon Electrical Holdings
      Limited                                             500,000    444,044
     VTech Holdings Limited                               600,000  1,544,501
     Yue Yuen Industrial Holdings                         200,000    507,111
 ---------------------------------------------------------------------------
                                                                   6,099,491
 ---------------------------------------------------------------------------


                     See Notes to the Financial Statements.

     Common Stocks and                                    Market
      Warrants (continued)                     Shares      Value
 ------------------------------------------------------------------
     Indonesia--9.4%
     PT Aneka Tambang Tbk                     6,000,000 $ 1,274,725
     PT Astra International Tbk               2,600,000   1,285,714
     PT Cahaya Kalbar Tbk                     8,441,250   1,391,415
     PT Darya Varia Laboratoria Tbk           3,463,000     926,004
     PT Daya Guna Samudera Tbk                  970,000     422,821
     PT Indosat (Persero) Tbk                   685,000   1,114,066
     PT Mayora Indah                         12,144,500   1,423,531
     PT Telekomunikasi Indonesia              1,000,000     476,190
     PT Tempo Scan Pacific Tbk                  610,000     411,136
     PT Tunas Ridean Tbk                      3,425,000     464,194
 ------------------------------------------------------------------
                                                          9,189,796
 ------------------------------------------------------------------
     Ireland--0.5%
     Allied Irish Banks plc.                     40,000     501,209
 ------------------------------------------------------------------
                                                            501,209
 ------------------------------------------------------------------
     Japan--13.1%
     Asia Securities Printing Co., Limited       52,000     871,982
     The Bank of Tokyo--
      Mitsubishi, Limited                           250       4,140
     Horipro Inc.                                30,000     233,135
     INES Corporation                            42,000     675,719
     Kyokuto Kaihatsu Kogyo Co., Limited        105,700     668,475
     Matsushita Seiko Co., Limited               56,000     218,934
     Matsumoto Yushi-Seiyaku Co., Limited        15,000     337,773
     N.E. Chemcat Corporation                    20,000     183,979
     Nitto Kohki Co., Limited                    93,200   2,071,905
     Nippon Sanso Corporation                   710,000   2,224,703
     Shiseido Company, Limited                   60,000     914,143
     Star Micronics Co., Limited                 80,000   1,130,701
     Tenma Corporation                          170,000   2,182,829
     Tokyo Style Co., Limited                    65,000     619,730
     Toshiba Corporation                         70,000     440,015
 ------------------------------------------------------------------
                                                         12,778,163
 ------------------------------------------------------------------
     Lebanon--0.3%
     Banque Liban et D'outre-GDR                 10,000     245,000
 ------------------------------------------------------------------
                                                            245,000
 ------------------------------------------------------------------
     Mexico--0.8%
     Grupo Industrial Maseca SA--ADR             50,000     343,750
     Grupo Radio Centro SA--ADR                 100,000     468,750
 ------------------------------------------------------------------
                                                            812,500
 ------------------------------------------------------------------
     Netherlands--1.1%
     Draka Holding NV                            30,000   1,080,101
 ------------------------------------------------------------------
                                                          1,080,101
 ------------------------------------------------------------------

                    The Tocqueville International Value Fund

                       Investments as of October 31, 1999


--------------------------------------------------------------------------------

     Common Stocks and                                                Market
      Warrants (continued)                                 Shares     Value
 -----------------------------------------------------------------------------
     Philippines--6.2%
     DMCI Holdings, Inc.*                                61,100,000 $1,765,280
     Ionics Circuit, Inc.                                 5,681,000  1,697,933
     Solid Group, Inc.                                   49,863,000  1,316,433
     Universal Robina Corporation                         7,775,000  1,239,352
 -----------------------------------------------------------------------------
                                                                     6,018,998
 -----------------------------------------------------------------------------
     Poland--0.6%
     Telekomunikacja Polska-GDR                             110,000    561,000
 -----------------------------------------------------------------------------
                                                                       561,000
 -----------------------------------------------------------------------------
     Singapore--11.0%
     Clipsal Industries, Limited                          4,000,000  3,280,000
     Fraser & Neave, Limited                              1,054,000  4,497,776
     GP Batteries International, Limited                  1,590,000  2,197,981
     Robinson & Company, Limited                            233,200    805,926
 -----------------------------------------------------------------------------
                                                                    10,781,683
 -----------------------------------------------------------------------------
     South Africa--0.9%
     AngloGold, Limited                                      32,500    912,031
 -----------------------------------------------------------------------------
                                                                       912,031
 -----------------------------------------------------------------------------
     Spain--2.4%
     Banco Santander Central Hispano SA                      13,800    143,179
     Centros Comerciales Pryca SA                            52,000    976,811
     Mapfre Vida Seguros                                     25,500    665,311
     Miquel Y Costas                                          7,500    191,974
     Viscofan Industria Navarra De Envolturas
      Celulosicas SA                                         42,000    343,929
 -----------------------------------------------------------------------------
                                                                     2,321,204
 -----------------------------------------------------------------------------
     Sri Lanka--0.1%
     John Keells Holdings, Limited                           45,000    113,406
 -----------------------------------------------------------------------------
                                                                       113,406
 -----------------------------------------------------------------------------
     Switzerland--1.1%
     ABB AB--ADR                                             79,000  1,076,375
 -----------------------------------------------------------------------------
                                                                     1,076,375
 -----------------------------------------------------------------------------
     Thailand--2.5%
     Siam Commercial Bank Public Company, Limited         1,000,000  1,133,420
     Siam Makro Public Company, Limited                     600,000  1,025,907
     Thai Rung Union Car Public Company, Limited--For-
      eign                                                  128,000    189,016
     Thai Stanley Electric Public Company,
      Limited                                               391,800    100,488
 -----------------------------------------------------------------------------
                                                                     2,448,831
 -----------------------------------------------------------------------------


                     See Notes to the Financial Statements.

     Common Stocks and                                   Market
      Warrants (continued)                    Shares      Value
 -----------------------------------------------------------------
     United Kingdom--1.3%
     Jarvis PLC                                210,000 $   896,825
     Skypharma plc. ADR*                        50,000     387,500
 -----------------------------------------------------------------
                                                         1,284,325
 -----------------------------------------------------------------
     Total Common Stocks and
      Warrants (Cost $77,685,202)                       67,303,191
 -----------------------------------------------------------------
                                            Principal    Market
     Bonds--7.5%                              Value       Value
 -----------------------------------------------------------------
     Germany--7.5%
 -----------------------------------------------------------------
     German Bundesschatzanweisung, 3.00%,
      12/15/2000                            $7,000,000 $ 7,310,522
 -----------------------------------------------------------------
                                                         7,310,522
 -----------------------------------------------------------------
     Total Bonds (Cost $7,132,069)                       7,310,522
 -----------------------------------------------------------------
     Total Investments (Cost $84,817,271)--76.4%        74,613,713
     Cash**--15.0%                                      14,612,753
     Other Assets & Liabilities--8.6%                    8,449,295
 -----------------------------------------------------------------
     Total Net Assets--100.0%                          $97,675,761
 -----------------------------------------------------------------

 * Non-income producing security.
** Cash balance is interest earning deposit with Chase Manhattan Bank.

                           The Tocqueville Gold Fund

                       Investments as of October 31, 1999


--------------------------------------------------------------------------------

                                                     Market
Common Stocks and Warrants--97.0%          Shares     Value
--------------------------------------------------------------
Gold & Gold Related--66.1%
Acacia Resources Limited (AU)               47,000 $    83,271
Agnico-Eagle Mines Limited                 151,000   1,208,000
AngloGold Limited--ADR                      30,000     841,875
Barrick Gold Corporation                    34,150     625,372
Battle Mountain Gold Company               140,000     376,250
Delta Gold NL (AU)                          47,000      79,377
Emperor Mines Limited (AU)*                100,000      48,435
Francisco Gold Corporation*                 50,000     246,448
Franco-Nevada Mining Corporation
 Limited (CN)                               24,050     446,370
Glamis Gold Limited                        184,000     368,000
Gold Fields Limited (SJ)                   116,000     556,184
Gold Fields Limited--ADR                   100,000     475,000
Goldcorp Incorporated                       69,000     435,562
Harmony Gold Mining Company Limited        155,000   1,036,562
Homestake Mining Company                   108,500     908,688
Ivanhoe Mines Limited (CN)*                200,000     169,964
Kinross Gold Corporation*                   60,000     153,750
Manhattan Minerals Corporation (CN)*        50,000     155,687
Meridian Gold Incorporated*                 80,000     570,000
Minas Buenaventura-Spon ADR                 52,500     892,500
Moydow Mines International Incorporated *  106,600     130,451
Newmont Mining Corporation                  40,000     877,500
Normandy Mining Limited (AU)               641,512     486,520
Pangea Goldfields (CN)*                    150,000     377,320
Placer Dome Incorporated                    64,245     778,971
TVX Gold, Inc*                             350,000     350,000
--------------------------------------------------------------
                                                    12,678,057
--------------------------------------------------------------
Investment Companies--5.1%
ASA Limited                                 40,000     802,500
Gencor Limited (SJ)                         50,000     185,517
--------------------------------------------------------------
                                                       988,017
--------------------------------------------------------------



                     See Notes to the Financial Statements.

Common Stocks and                                                 Market
 Warrants (continued)                                  Shares      Value
----------------------------------------------------------------------------
Precious Metals & Related--19.2%
Anglo American Platinum--ADR                             25,000 $   720,092
Apex Silver Mines Limited*                               50,000     678,125

Canyon Resources Corporation*                           200,000      62,500
Freeport-McMoran Copper & Gold, Incorporated*            40,000     667,500
Impala Platinum Holdings Limited                         25,000     865,740
Kroondal Platinum Mines Limited (SJ)*                    50,000     103,743
Pan America Silver Corporation*                          25,000     162,500
Stillwater Mining Company*                               21,250     427,656
----------------------------------------------------------------------------
                                                                  3,687,856
----------------------------------------------------------------------------
Diamonds--6.6%
De Beers Cons Mines--ADR                                 15,000     405,938
Dia Met Minerals Limited*                                35,000     507,500
Diamond Fields International, Ltd. (CN)*                200,000     258,345
Winspear Resources, Ltd.--Warrants*                      59,000     101,273
----------------------------------------------------------------------------
                                                                  1,273,056
----------------------------------------------------------------------------
Total Common Stocks
 & Warrants (Cost $15,544,523)                                   18,626,986
----------------------------------------------------------------------------
                                                     Principal
Short-Term Investments--6.1%                           Amount
                                                     ----------
Repurchase Agreement with Firstar Bank 3.30%, dated
 10/29/99, due 11/01/99, collateralized by U.S.
 Treasury Notes valued at $1,182,074. Repurchase
 proceeds of $1,158,318.
 (Cost $1,158,000)                                   $1,158,000 $ 1,158,000
----------------------------------------------------------------------------
Total Short Term Investments
 (Cost $1,158,000)                                                1,158,000
----------------------------------------------------------------------------
Total Investments
 (Cost $16,702,523)--103.1%                                      19,784,986
Liabilities less Other Assets--(3.1)%                              (591,192)
----------------------------------------------------------------------------
Total Net Assets--100.0%                                        $19,193,794
                                                                -----------

 * Non-income producing security.
(AU) Australia--(CN) Canada--(SJ) South Africa
ADR: American Depository Receipt

                             The Tocqueville Trust

                      Statements of Assets and Liabilities

                                October 31, 1999

--------------------------------------------------------------------------------

                                 The      Small Cap  International
                             Tocqueville    Value        Value        Gold
                                Fund        Fund         Fund         Fund
                             ----------- ----------- ------------- -----------
Assets
Investments, at value*       $57,408,156 $26,131,476  $74,613,713  $19,784,986
Foreign Currencies**                   0           0      946,227        5,528
Cash***                           39,506     355,101   13,666,526            0
Receivable for investments
 sold                          2,278,226     619,310    9,526,591            0
Receivable for fund shares
 sold                                405       9,601            0          990
Dividends, interest and
 other receivables                28,483      20,250      576,051        7,725
Prepaid Assets                     8,997       6,547       12,627        7,302
Deferred Organization
 Expense                               0         595            0       22,641
                             ----------- -----------  -----------  -----------
Total Assets                  59,763,773  27,142,880   99,341,735   19,829,172
                             ----------- -----------  -----------  -----------
Liabilities
Funds advanced by custodian            0           0            0      488,629
Payable for investments
 purchased                     1,817,307     868,434    1,417,135            0
Payable for fund shares
 repurchased                      21,077           0            0           67
Payable to Investment
 Adviser                          35,922      16,553       72,306       60,356
Accrued distribution fee          10,129       3,672       18,718        2,394
Accrued expenses and other
 liabilities                      78,590      65,871      157,815       83,932
                             ----------- -----------  -----------  -----------
Total Liabilities              1,963,025     954,530    1,665,974      635,378
                             ----------- -----------  -----------  -----------
Net Assets                   $57,800,748 $26,188,350  $97,675,761  $19,193,794
                             ----------- -----------  -----------  -----------
Net assets consisted of:
Paid in capital              $39,397,817 $19,798,211  $97,751,471  $16,253,546
Accumulated net realized
 gain (loss)                   1,431,821   4,023,764   10,136,312     (142,178)
Net unrealized appreciation
 (depreciation)               16,971,110   2,366,375  (10,212,022)   3,082,426
                             ----------- -----------  -----------  -----------
Net assets                   $57,800,748 $26,188,350  $97,675,761  $19,193,794
                             ----------- -----------  -----------  -----------
Shares outstanding
 (unlimited shares of $0.01
 par value authorized)         3,295,364   1,664,071    8,592,521    1,479,886
Net asset value and
 redemption price per share  $     17.54 $     15.74  $     11.37  $     12.97
                             ----------- -----------  -----------  -----------
Maximum offering price per
 share                       $     18.27 $     16.40  $     11.84  $     13.51
                             ----------- -----------  -----------  -----------
  *Cost of Investments       $40,437,046 $23,765,101  $84,817,271  $16,702,523
 **Cost of Foreign
 Currencies                  $         0 $         0  $   947,098  $     5,578

*** Cash balances in the Tocqueville Fund, the Small Cap Value Fund and the In-ternational Fund are interest earning balances.

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                            Statements of Operations

                          Year Ended October 31, 1999

--------------------------------------------------------------------------------

                                The      Small Cap   International
                            Tocqueville    Value         Value        Gold
                               Fund         Fund         Fund         Fund
                            -----------  ----------  ------------- ----------
Investment Income:
Dividends*                  $  789,532   $  133,665   $ 1,631,003  $  173,495
Interest                        60,433       24,168       309,065      20,169
                            ----------   ----------   -----------  ----------
                               849,965      157,833      1,940,068    193,664
                            ----------   ----------   -----------  ----------
Expenses:
Investment Adviser's fee       454,758      182,745       787,330     116,739
Custody fees                    14,355        8,150       200,250      17,012
Fund accounting fees            21,165       19,455        42,475      23,492
Transfer agent and share-
 holder services                33,335       11,305        14,820      12,934
Professional fees               24,060       19,075        27,760      18,675
Distribution fees              151,586       60,915       221,151      29,185
Administration fee              90,952       36,549       132,690      17,511
Printing and mailing ex-
 pense                          11,045        3,640         5,600       3,103
Registration fees                8,487       14,365        15,705      19,425
Trustee fees and expenses        7,790        7,415         8,000       9,010
Insurance expense                4,020        1,335         4,390       1,380
Interest expense                     0            0        11,988         968
Amortization of organiza-
 tion costs                          0        5,617         4,635       4,139
Other                            3,650          725         3,780       1,000
                            ----------   ----------   -----------  ----------
 Total expenses before
  waiver                       825,203      371,291     1,480,574     274,573
  Less: Fees waived                  0            0             0     (42,689)
                            ----------   ----------   -----------  ----------
  Net expenses                 825,203      371,291     1,480,574     231,884
                            ----------   ----------   -----------  ----------
Net Investment Income
 (Loss)                         24,762     (213,458)      459,494     (38,220)
                            ----------   ----------   -----------  ----------
Realized and Unrealized
 Gain (Loss):
  Net realized gain (loss)
   on:
   Investments               1,734,624    4,198,622    16,445,599    (116,428)
   Foreign currency
    translation                      0            0    (1,274,027)     (2,086)
                            ----------   ----------   -----------  ----------
                             1,734,624    4,198,622    15,171,572    (118,514)
  Net change in unrealized
   appreciation or
   depreciation on:
   Investments               5,359,007    1,365,126    11,614,071   2,648,862
   Foreign currency
    translation                                           278,068        (668)
                            ----------   ----------   -----------  ----------
                             5,359,007    1,365,126    11,892,139   2,648,194
    Net gain on investments
     and foreign currency    7,093,631    5,563,748    27,063,711   2,529,680
                            ----------   ----------   -----------  ----------
Net Increase in Net Assets
 Resulting from Operations  $7,118,393   $5,350,290   $27,523,205  $2,491,460
                            ----------   ----------   -----------  ----------
*Net of Foreign Taxes
 Withheld                   $   (1,942)  $        0   $  (154,139) $   (3,913)
                            ----------   ----------   -----------  ----------

                     See Notes to the Financial Statements.

                      [This page intentionally left blank]

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


--------------------------------------------------------------------------------

                                                     The Tocqueville Fund
                                                   --------------------------
                                                   For the Year  For the Year
                                                      Ended         Ended
                                                   October 31,   October 31,
                                                       1999          1998
                                                   ------------  ------------
Operations:
 Net investment income (loss)                      $     24,762  $   232,410
 Net realized gain (loss) on investments and for-
  eign currency                                       1,734,624    4,555,614
 Net change in unrealized appreciation or depreci-
  ation                                               5,359,007   (7,924,209)
                                                   ------------  -----------
  Net increase (decrease) in net assets resulting
   from operations                                    7,118,393   (3,136,185)
Dividends and Distributions to shareholders:
  Net investment income                                (238,237)    (184,680)
  Net realized gains                                 (4,560,528)  (7,015,177)
                                                   ------------  -----------
   Total dividends and distributions                 (4,798,765)  (7,199,857)
Capital share transactions
 Shares Sold                                          8,187,740   11,460,273
 Shares issued to holders in reinvestment of divi-
  dends                                               4,262,666    6,318,448
 Shares Redeemed                                    (18,534,793) (10,875,514)
                                                   ------------  -----------
 Net increase (decrease):                            (6,084,387)   6,903,207
                                                   ------------  -----------
   Net increase (decrease) in net assets             (3,764,759)  (3,432,835)
Net Assets:
 Beginning of period                                 61,565,507   64,998,342
                                                   ------------  -----------
 End of period*                                      57,800,748   61,565,507
                                                   ------------  -----------
*Including undistributed net investment income
 (loss) of:                                        $          0  $   206,299
                                                   ------------  -----------

--------
(1) Commencement of Operations

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


--------------------------------------------------------------------------------

   Small Cap Value Fund      International Value Fund              Gold Fund
 ------------------------------------------------------  ------------------------------
 For the Year   For the Year For the Year  For the Year  For the Year
    Ended          Ended        Ended         Ended         Ended      June 29, 1998(1)
 October 31,    October 31,  October 31,   October 31,   October 31,         thru
     1999           1998         1999          1998          1999      October 31, 1998
 ------------   ------------ ------------  ------------  ------------  ----------------
    (213,458)      (255,569)     459,494        407,254      (38,220)          1,169
   4,198,622         (7,237)  15,171,572     (5,060,334)    (118,514)        (25,750)
   1,365,126     (3,182,451)  11,892,139     (9,062,388)   2,648,194         434,232
 -----------     ----------  -----------   ------------  -----------      ----------
   5,350,290     (3,445,257)  27,523,205    (13,715,468)   2,491,460         409,651
           0              0            0       (666,647)      (1,480)              0
           0     (2,201,644)           0              0            0               0
 -----------     ----------  -----------   ------------  -----------      ----------
           0     (2,201,644)           0       (666,647)      (1,480)              0
   9,717,101      6,711,422   38,925,782     25,439,613   17,085,937       7,819,077
           0      2,059,937            0        638,631        1,413               0
 (10,488,928)    (2,101,435) (37,188,145)    (4,243,787)  (8,612,264)              0
 -----------     ----------  -----------   ------------  -----------      ----------
    (771,827)     6,669,924    1,737,637     21,834,457    8,475,086       7,819,077
 -----------     ----------  -----------   ------------  -----------      ----------
   4,578,463      1,023,023   29,260,842      7,452,342   10,965,066       8,228,728
  21,609,887     20,586,864   68,414,919     60,962,577    8,228,728               0
 -----------     ----------  -----------   ------------  -----------      ----------
  26,188,350     21,609,887   97,675,761     68,414,919   19,193,794       8,228,728
 -----------     ----------  -----------   ------------  -----------      ----------
 $         0      ($255,569) $         0   $          0  $         0      $    1,169
 -----------     ----------  -----------   ------------  -----------      ----------

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                              The Tocqueville Fund
                      The Tocqueville Small Cap Value Fund
                    The Tocqueville International Value Fund
                           The Tocqueville Gold Fund

                         Notes to Financial Statements

--------------------------------------------------------------------------------
1. ORGANIZATION

  The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a di-versified, open-end management investment company. The Trust consists of four separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital apprecia-tion, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreci-ation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securi-ties of issuers located outside the United States. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through in-vestments in Gold and Securities or companies located throughout the world that are engaged in mining or processing gold, and through investments in other pre-cious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals. The following is a summary of significant accounting principles followed by the Trust in the prep-aration of its financial statements.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
a) Security valuation

  Investments in securities, including foreign securities, traded on an ex-change or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trust-ees. When market quotations are not readily available, or when restricted secu-rities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued inter-est, approximates market value.

--------------------------------------------------------------------------------
b) Federal income tax

  It is the Trust's policy to comply with the provisions of the Internal Reve-nue Code ("Code") applicable to regulated investment companies and to distrib-ute all of its taxable income to its shareholders. It is also the Trust's in-tention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax pro-vision is required.

--------------------------------------------------------------------------------
c) Deferred organization expenses

  Expenses incurred in connection with the organization of The Tocqueville Gold Fund are being amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

-------------------------------------------------------------------------------
d) Foreign currency translation

  Investments and other assets and liabilities denominated in foreign curren-cies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a re-sult, enters into foreign exchange contracts. These Funds are exposed to addi-tional market risk as a result of changes in the value of the underlying cur-rency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign cur-rency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trad-ing, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from invest-ments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

-------------------------------------------------------------------------------
e) Use of Estimates

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that effect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
f) Other

  Investment and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recog-nized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both fi-nancial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifi-cally identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

  Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under an Investment Advisory Agreement approved by shareholders on February 26, 1990. For its services, Tocqueville receives a fee from The Tocqueville Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives a fee from The Tocqueville Small Cap Value Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives a fee from The Tocqueville International Value Fund, payable monthly, at an annual rate of 1.00% on the first $50 million of its average daily net assets, .75% of the next $50 million of average daily net assets, and .65% of average daily net assets in excess of $100 million. Tocqueville receives a fee from the Tocqueville Gold Fund, payable monthly at an annual rate of 1.00% on the first $500 million of the average daily net assets or the Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

  Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 1999, the Adviser has made payments of $27,214, $17,940, $38,557 and $20,940 to Firstar Mutual Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

  Tocqueville waived fees of $42,689 from The Tocqueville Gold Fund, for the year ended October 31, 1999.

  Tocqueville Securities L.P. (the "Distributor") acts as distributor for shares of the Fund and purchases shares of the Fund at net asset value to fill orders as received from investment dealers. For the year ended October 31, 1999, the Distributor received net commissions of $25,634 from the sale of the Trust's shares.

  The Fund has adopted distribution plans related to the sale of shares pursuant to which the Fund may incur distribution expenses in amounts not to exceed 0.25% per annum of the average daily net assets. Such expenses may include, but are not limited to, advertising, printing, and distribution of sales literature, prospectuses and other materials, and payments to dealers and shareholders servicing agents including the Distributor. Under the distribution plans, the Distributor is permitted to carry forward expenses not reimbursed by the distribution fees to subsequent fiscal years for submission to the Fund for payment, subject to the continuation of the Plan. The distributor has informed the Trust that, as of October 31, 1999, there were 156,388, 66,194, and 12,208 in unreimbursed expenses for The Tocqueville Fund, The Tocqueville Small Cap Value Fund and The Tocqueville Gold Fund, respectively.

--------------------------------------------------------------------------------

  Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the year ended October 31, 1999, were $37,788, $62,055, $8,800 and $32,320, respectively.

--------------------------------------------------------------------------------
4. FUND SHARE TRANSACTIONS

  The Funds currently offer only one class of shares of beneficial interest.

                                                                The
                                                            Tocqueville
                                                               Fund
                                                      ------------------------
                                                         Amount       Shares
                                                      ------------  ----------
Year ended October 31, 1999
 Shares sold                                          $  8,187,740     464,043
 Shares issued to owners in reinvestment of dividends    4,262,666     276,258
 Shares redeemed                                       (18,534,793) (1,065,867)
                                                      ------------  ----------
 Net Increase (decrease)                              $ (6,084,387)   (325,566)
                                                      ------------  ----------
Year ended October 31, 1998*
 Shares sold                                          $ 11,460,273     628,666
 Shares issued to owners in reinvestment of dividends    6,318,448     362,508
 Shares redeemed                                       (10,875,514)   (587,124)
                                                      ------------  ----------
 Net Increase                                         $  6,903,207     404,050
                                                      ------------  ----------

--------
* For the period June 29, 1998 through October 31, 1998 for the Gold Fund.

--------------------------------------------------------------------------------

      Small Cap
        Value             International Value
        Fund                      Fund                  Gold Fund
-----------------------  -----------------------  ----------------------
   Amount       Shares     Amount       Shares      Amount      Shares
------------   --------  -----------  ----------  -----------  ---------
$  9,717,101    668,128  $38,925,782   3,419,548  $17,085,937  1,485,405
           0          0            0           0        1,413        109
 (10,488,928)  (720,354) (37,188,145) (3,258,146)  (8,612,264)  (770,273)
------------   --------  -----------  ----------  -----------  ---------
$   (771,827)   (52,226) $ 1,737,637     161,402  $ 8,475,086    715,241
------------   --------  -----------  ----------  -----------  ---------
$  6,711,422    456,425  $25,439,613   2,880,164  $ 7,819,077    764,645
   2,059,937    144,685      638,631      73,406            0          0
  (2,101,435)  (148,051)  (4,243,787)   (506,725)           0          0
------------   --------  -----------  ----------  -----------  ---------
$  6,669,924    453,059  $21,834,457   2,446,845  $ 7,819,077    764,645
------------   --------  -----------  ----------  -----------  ---------

--------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short-term instru-ments) for the year ended October 31, 1999 were as follows:

                             The       Small Cap   International
                         Tocqueville     Value         Value         Gold
                            Fund         Fund          Fund          Fund
                         -----------  -----------  -------------  -----------
Purchases                $15,044,055  $17,169,567  $ 62,664,815   $13,453,339
                         -----------  -----------  ------------   -----------
Sales                    $24,009,801  $18,168,938  $ 81,682,984   $ 4,872,161
                         -----------  -----------  ------------   -----------

  Unrealized appreciation (depreciation) at October 31, 1999 based on cost of securities for Federal tax purposes is as follows:

                             The       Small Cap   International
                         Tocqueville     Value         Value         Gold
                            Fund         Fund          Fund          Fund
                         -----------  -----------  -------------  -----------
Gross unrealized appre-
 ciation                 $20,466,441  $ 4,789,957  $  7,668,250   $ 3,496,955
Gross unrealized depre-
 ciation                  (3,530,703)  (2,561,950)  (18,068,639)     (452,113)
                         -----------  -----------  ------------   -----------
Net unrealized
 appreciation
 (depreciation)          $16,935,738  $ 2,228,007  $(10,400,389)  $ 3,044,842
                         -----------  -----------  ------------   -----------
Cost of investments      $40,472,418  $23,903,469  $ 85,014,102   $16,740,144
                         -----------  -----------  ------------   -----------

  At October 31, 1999, The Tocqueville Gold Fund had tax basis capital losses of $105,000 which may be carried over to offset future capital gains through October 31, 2007. Net realized capital gain (loss) differ for financial state-ment and tax purposes primarily due to differing treatments of wash sales.

                             The Tocqueville Trust
--------------------------------------------------------------------------------
Report of Independent Accountant

To the Board of Trustees and Shareholders of The Tocqueville Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tocqueville Trust, including The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (hereafter referred to as the "Trust") at October 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements of the Trust as of October 31, 1998 including the financial highlights for each of the periods prior to October 31, 1999, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
November 24, 1999

                             The Tocqueville Trust
--------------------------------------------------------------------------------
Change In Independent Accountant

On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as indepen-dent auditors of the Trust pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Trust at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Trust during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 13, 1999 there were no disagreements with McGladrey on any matter of ac-counting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of dis-agreement in connection with its report.

On September 9, 1999, the Trust, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                               Investment Adviser
                        Tocqueville Asset Management L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800
                              www.tocqueville.com

                                  Distributor
                          Tocqueville Securities L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800

                   Shareholders' Servicing and Transfer Agent
                       Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                 (800) 697-3863

                                   Custodian
                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                               Board of Trustees
                           Francois Sicart - Chairman
                                Lucille G. Bono
                              Bernard F. Combemale
                               James B. Flaherty
                                  Inge Heckel
                             Robert W. Kleinschmidt
                              Francois Letaconnoux
                              Larry M. Senderhauf